EXHIBIT 10.12


 Histacount Corporation Retirement Savings and Investment Plan
             Amendment effective October 18, 1995.

                     HISTACOUNT CORPORATION
             RETIREMENT SAVINGS AND INVESTMENT PLAN
                           AMENDMENT



         WHEREAS, Histacount Corporation ("Company"() has adopted the Histacount Corporation Retirement Savings and
Investment Plan ("Plan"), effective July 1, 1989 for the benefit of its eligible employees and beneficiaries; and

         WHEREAS, the Company has delegated to the Benefits
Administration Committee the right to adopt any amendment to the Plan other than any amendment which substantially increases the cost of the Plan to the Company; and

         WHEREAS, the Company wishes to amend the Plan effective
October 18, 1995 to eliminate the investment of plan assets in Employer Securities.

         NOW, THEREFORE, the Plan be, and it hereby is, amended effective October 18, 1995 as follows:
         1. Section 7.1 of the Plan is amended to add at the end thereof a sentence to read:
    "Effective October 18, 1995, the Smith Corona
    Corporation Common Stock Fund shall be eliminated as an Investment Fund and the Trustee shall use its best efforts to liquidate all assets therein attributable to Compensation Deferral Contributions and Rollover Contributions invested in such Fund as of October 18, 1995."

         2. Section 7.4(a) of the Plan is amended to add at the end thereof a sentence to read:
    "Effective October 18, 1995, the Smith Corona
    Corporation Common Stock Fund shall be eliminated as an Investment Fund and the Trustee shall use its best efforts to liquidate all assets therein attributable to Employer Contributions invested in such Fund as of October 18, 1995."


         IN WITNESS WHEREOF, under the authority of the Board of Directors of the Company, this amendment to the Plan has been executed as of October 18, 1995.
                             BENEFITS ADMINISTRATION COMMITTEE



                             By:/s/ David P. Verostko
                                 -------------------------------
                                  David P. Verostko, Member



                             By:/s/ John A. Piontkowski
                                 -------------------------------
                                  John A. Piontkowski, Member



                             By:/s/ Michael S. Fifield
                                 -------------------------------
                                  Michael S. Fifield, Member



                             By:/s/ Gary Lynch
                                 -------------------------------
                                  Gary Lynch, Member